ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2017
Non-current Assets Held For Sale And Discontinued Operations [Abstract]
ASSETS HELD FOR SALE
ASSETS HELD FOR SALE
Non-current assets and groups of assets and liabilities which comprise disposal groups are presented as assets held for sale where the asset or disposal group is available for immediate sale in its present condition, and the sale is highly probable.

The following is a summary of the assets and liabilities that were classified as held for sale as of December 31, 2017 and December 31, 2016:

(US$ Millions)	Dec. 31, 2017	Dec. 31, 2016
Investment properties	$853	$146
Property, plant and equipment	475	—
Accounts receivables and other assets	105	1
Assets held for sale	1,433	147
Debt obligations	1,107	60
Accounts payable and other liabilities	209	1
Liabilities associated with assets held for sale	$1,316	$61

The following table presents the change to the components of the assets held for sale from the beginning of the year:

(US$ Millions)	Dec. 31, 2017
Balance, beginning of year	$147
Reclassification to/(from) assets held for sale, net	4,641
Disposals	(3,365)
Fair value adjustments	8
Foreign currency translation	7
Other	(5)
Assets held for sale	$1,433

At December 31, 2016, assets held for sale included two industrial assets in France, a portfolio of multifamily assets in the United States and seven triple net lease assets in the United States. In the first quarter of 2017, the portfolio of multifamily assets was sold for approximately $73 million. One industrial and three triple net lease assets were subsequently reclassified back to operating assets. The remaining triple net lease assets were sold during the year ended December 31, 2017 for approximately $55 million.

During the first quarter of 2017, the partnership’s equity accounted investment in 245 Park Avenue in Midtown New York and nine assets within the opportunistic fund investments portfolios were reclassifed to assets held for sale. In May 2017, the partnership sold 245 Park Avenue for net proceeds of approximately $680 million.

During the second quarter of 2017, the partnership reclassified its investment in 20 Canada Square in London and nine assets within the opportunistic fund investments portfolios to assets held for sale. In July 2017, the partnership sold 20 Canada Square for net proceeds of approximately £116 million ($152 million).

During the third quarter of 2017, the partnership reclassified its industrial portfolio in Europe and six assets within the opportunistic fund investments portfolios to assets held for sale. In December 2017, the partnership sold its industrial portfolio in Europe for approximately net proceeds of £1.6 billion ($1.9 billion).

At December 31, 2017, assets held for sale included a 50% interest in Bay Adelaide Centre West and East Towers located in Toronto in our Core Office segment, the Hard Rock Hotel and Casino in Las Vegas and thirteen assets within the opportunistic fund investment portfolios, as the partnership intends to sell controlling interest in these properties to third parties in the next 12 months.